Exhibit 10.64

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT,

FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (CREST

ENTITIES) AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL

AGREEMENT (NON-CREST ENTITIES)

This SECOND AMENDMENT TO CREDIT AGREEMENT, FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (CREST ENTITIES) AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (NON-CREST ENTITIES) (collectively, this “Amendment”) is entered into as of this 31st day of December, 2008, by Cheniere Common Units Holding, LLC, a Delaware limited liability company (the “Borrower”), the Loan Parties, the Guarantors and the Grantors (as defined in the Credit Agreement referenced below) signatory hereto, the Lenders signatory hereto and The Bank Of New York Mellon, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”). All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement (as defined below).

Preliminary Statements

A. Borrower has entered into that certain Credit Agreement dated as of August 15, 2008 by and among the Borrower, the Administrative Agent, certain affiliates of the Borrower signatory thereto and the Lenders signatory thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B. In connection with the Credit Agreement, Borrower and certain of its affiliates have entered into that certain Guarantee and Collateral Agreement (Non-Crest Entities) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Non-LNG Entities Guarantee and Collateral Agreement”);

C. In connection with the Credit Agreement, certain affiliates of Borrower have entered into that certain Guarantee and Collateral Agreement (Crest Entities) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “LNG Entities Guarantee and Collateral Agreement”);

D. The parties hereto desire to modify the Loan Documents in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent, the Collateral Agent, the Required Lenders, the Borrower, the Loan Parties, the Guarantors and the Grantors (the Borrower, the Loan Parties, the Guarantors and the Grantors are herein each a “Cheniere Party” and collectively, the “Cheniere Parties”) hereby agree as follows:

1.	Amendments to the Credit Agreement.

(a)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms to read in their entirety as follows:

“Loan Party” shall mean each Credit Agreement Guarantor and Grantor, other than CQP GP, Corpus Christi LNG, LLC; Creole Trail LNG, L.P. and the Marketing Entities.

(b)	Schedule 1A to the Credit Agreement is hereby amended to add (i) Corpus Christi LNG, LLC, a Delaware limited liability company (“Corpus Christi LNG, LLC”), (ii) Creole Trail LNG, L.P. a Delaware limited partnership (“Creole Trail LNG, L.P.”) and (iii) Cheniere LNG Services S.A.R.L., a Société à Responsabilité Limitée organized under the laws of France (“Cheniere LNG Services S.A.R.L.”) to the list of Grantors set forth therein, and accordingly Schedule 1A to the Credit Agreement is hereby deleted and replaced with Schedule 1A as attached hereto.

(c)	Schedule 1B to the Credit Agreement is hereby amended to add (i) Corpus Christi LNG, LLC and (ii) Creole Trail LNG, L.P. to the list of LNG Entities set forth therein, and accordingly Schedule 1B to the Credit Agreement is hereby deleted and replaced with Schedule 1B as attached hereto.

(d)	Schedule 1C to the Credit Agreement is hereby amended to add Cheniere LNG Services S.A.R.L. to the list of Non-LNG Entities set forth therein, and accordingly Schedule 1C to the Credit Agreement is hereby deleted and replaced with Schedule 1C as attached hereto.

2.	Amendments to the LNG Entities Guarantee and Collateral Agreement.

(a)	Each of Corpus Christi LNG, LLC and Creole Trail LNG, L.P. hereby joins the LNG Entities Guarantee and Collateral Agreement as a Grantor signatory thereto and assumes the covenants, obligations and liabilities of a Grantor thereunder, and agrees to be bound thereby as if it had been an original party thereto, and confirms that upon joining the LNG Entities Guarantee and Collateral Agreement the representations and warranties set forth therein shall be true and correct with respect to it, except to the extent they relate to an earlier date in which case they shall be true and correct as of such earlier date.

(b)	Schedule 1 to the LNG Entities Guarantee and Collateral Agreement is hereby amended to add Corpus Christi LNG, LLC and Creole Trail LNG, L.P. to the list of Intercompany Loan Parties set forth therein, and accordingly Schedule 1 to the LNG Entities Guarantee and Collateral Agreement is hereby deleted and replaced with Schedule 1 as attached hereto.

3.	Amendments to the Non-LNG Entities Guarantee and Collateral Agreement.

(a)

Cheniere LNG Services S.A.R.L. hereby joins the Non-LNG Entities Guarantee and Collateral Agreement as a Grantor signatory thereto and assumes the covenants, obligations and liabilities of a Grantor thereunder, and agrees to be bound thereby as if it had been an original party thereto, and confirms that upon joining the LNG Entities Guarantee and Collateral Agreement the representations and warranties set forth therein shall be true and correct with respect to it, except to the extent they relate to an earlier date in which case they shall be true and correct as of such earlier date.

(b)	Schedule 1 to the Non-LNG Entities Guarantee and Collateral Agreement is hereby amended to add Cheniere LNG Services S.A.R.L. to the list of Intercompany Loan Parties set forth therein, and accordingly Schedule 1 to the Non-LNG Entities Guarantee and Collateral Agreement is hereby deleted and replaced with Schedule 1 as attached hereto.

4.	Representations and Warranties. Each Cheniere Party hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders (which representations and warranties shall survive the execution and delivery of this Amendment), as follows:

(a)	Absence of Defaults. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default after giving effect to this Amendment.

(b)	Enforceability. This Amendment has been duly executed and delivered by such Cheniere Party and constitutes a legal, valid and binding obligation of such Cheniere Party enforceable against such Cheniere Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)	Authorization, No Conflicts. The execution, delivery and performance of this Amendment by each Cheniere Party (i) has been duly authorized by all requisite organizational action of such Cheniere Party and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such Cheniere Party, (2) any order of any Governmental Authority or arbitrator or (3) any provision of any indenture, agreement or other instrument to which such Cheniere Party is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Cheniere Party (other than Liens created under the Security Documents).

5.	Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

(a)	Execution. The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of the Cheniere Parties, the Required Lenders, the Administrative Agent and the Collateral Agent.

(b)	Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects.

(c)	Restated Global Intercompany Note. The Collateral Agent shall have received an original restated Global Intercompany Note in the form of Exhibit F to the Credit Agreement, executed by each of the parties originally signatory thereto, along with Corpus Christi LNG, LLC, Creole Trail LNG, L.P. and Cheniere LNG Services S.A.R.L. (each a “New Cheniere Party” and collectively the “New Cheniere Parties”), and such restated Global Intercompany Note shall have been duly and validly pledged to the Collateral Agent, for the ratable benefit of the Secured Parties, accompanied by instruments of transfer endorsed in blank.

(d)	Other Documents. The Lenders shall have received (i) a copy of the certificate or articles of incorporation or other formation documents, including all amendments thereto, of each New Cheniere Party, certified as of a recent date by the Secretary of State of the state of its organization (for each domestic entity), and a certificate as to the good standing of each New Cheniere Party as of a recent date, from such Secretary of State (for each domestic entity); (ii) a certificate of the Secretary or Assistant Secretary of each new Cheniere Party dated as of the date hereof and certifying (A) that attached thereto is a true and complete copy of the by-laws, limited partnership agreement or operating agreement, as the case may be, of such entity in effect on such date and at all times since a date prior to the date of the resolutions described in clause (B) below (such by-laws, limited partnership agreement or operating agreement to be in form and substance reasonably satisfactory to the Lenders), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or managers, as the case may be, of each of New Cheniere Party authorizing the execution, delivery and performance of the Loan Documents to which it is a party and the granting of the Liens contemplated to be granted under the Security Documents to which it is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other formation documents of such New Cheniere Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such New Cheniere Party and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above.

(e)	Necessary Consents. Each Cheniere Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

(f)	Fees. All fees and expense reimbursements payable by the Borrower to the Administrative Agent, the Collateral Agent or the Lenders for which invoices have been presented shall have been paid in full.

Notwithstanding anything to the contrary in this Amendment, each Lender by delivering its signature page to this Amendment shall be deemed to have acknowledged receipt of and consented to and approved the Amendment and each other document required to be approved by any Agent or any Lender, as applicable, on the date such Lender delivers its signature to this Amendment and the Administrative Agent shall be entitled to rely on such confirmation.

6.	Reference to and Effect Upon the Loan Documents.

(a)	Except as specifically set forth above, each of Credit Agreement, the LNG Entities Guarantee and Collateral Agreement, the Non-LNG Entities Guarantee and Collateral Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)	Any reference in any Loan Document to the Credit Agreement, the LNG Entities Guarantee and Collateral Agreement and the Non-LNG Entities Guarantee and Collateral Agreement shall be a reference to the Credit Agreement, the LNG Entities Guarantee and Collateral Agreement and the Non-LNG Entities Guarantee and Collateral Agreement as modified by this Amendment, and any reference in any Loan Document to any other Loan Document shall be a reference to such referenced Loan Document as modified by this Amendment.

(c)	This Amendment is a Loan Document. The provisions of Section 9.15 of the Credit Agreement shall apply with like effect to this Amendment.

7.	Further Assurances. Each Cheniere Party hereby agrees to authorize, execute and deliver all additional instruments, certificates, financing statements, agreements or documents, and take all such actions as the Administrative Agent or the Collateral Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Amendment.

8.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

9.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

10.	Counterparts. This Waiver may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

11.	Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

12.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

13.	Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of this page intentionally left blank]

CHENIERE COMMON UNITS HOLDING,
LLC, as Borrower and as a Grantor under the Non-
LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CORPUS CHRISTI LNG, LLC, as a Grantor
under the LNG Entities Guarantee and Collateral
Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CREOLE TRAIL LNG, L.P., as a Grantor
under the LNG Entities Guarantee and Collateral
Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG SERVICES S.A.R.L., as a
Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Jean Abiteboul
Name: Jean Abiteboul
Title: Manager

CHENIERE CORPUS CHRISTI PIPELINE,
L.P., as a Loan Party and as a Guarantor and a
Grantor under the Non-LNG Entities Guarantee and
Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P.,
as a Loan Party and as a Guarantor and a Grantor
under the Non-LNG Entities Guarantee and
Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY OPERATING CO.,
INC., as a Loan Party and as a Guarantor and a
Grantor under the Non-LNG Entities Guarantee and
Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY PARTNERS GP, LLC,
as a Grantor under the LNG Entities Guarantee and
Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY SHARED SERVICES,
INC., as a Loan Party and as a Guarantor and a
Grantor under the LNG Entities Guarantee and
Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY, INC., as a Loan Party and
as a Guarantor and a Grantor under the LNG
Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG HOLDINGS, LLC, as a Loan
Party and as a Guarantor and a Grantor under the
LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG O&M SERVICES, LLC, as a
Loan Party and as a Guarantor and a Grantor under
the LNG Entities Guarantee and Collateral
Agreement under the LNG Entities Guarantee and
Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG SERVICES, INC., as a Loan
Party and as a Guarantor and a Grantor under the
Non-LNG Entities Guarantee and Collateral
Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG TERMINALS, INC., as a Loan Party and as a Guarantor and a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG, INC., as a Loan Party and as a Guarantor and a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE MARKETING, LLC (formerly Cheniere Marketing, Inc.), as a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE MIDSTREAM HOLDINGS, INC., as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE PIPELINE COMPANY, as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC, as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SOUTHERN TRAIL GP, INC., as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SOUTHERN TRAIL PIPELINE, L.P., as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SUPPLY & MARKETING, INC., as a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

GRAND CHENIERE PIPELINE, LLC, as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

SABINE PASS TUG SERVICES, LLC, as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

BLACKSTONE DISTRESSED SECURITIES FUND L.P., as a Lender

By: Blackstone Distressed Securities Advisors L.P., its Investment Manager

By	/s/ George Fan
Name:	George Fan
Title:	Authorized Signatory

GSO SPECIAL SITUATIONS FUND LP, as a Lender

By: GSO Capital Partners LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO COF FACILITY LLC, as a Lender

By: GSO Capital Partners LP as Portfolio Manager

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO CREDIT OPPORTUNITIES FUND (HELIOS), L.P., as a Lender

By: GSO Capital Partners LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD., as a Lender

By: GSO Capital Partners LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

SCORPION CAPITAL PARTNERS, LP, as a Lender

By: Scorpion GP, LLC

By:	/s/ Nuno Brandolini
Name:	Nuno Brandolini
Title:	Manager

THE BANK OF NEW YORK MELLON, as Administrative Agent and Collateral Agent

By:	/s/ Stephen K. O’Neal
Name:	Stephen K. O’Neal
Title:	Managing Director

Schedule 1A

(To Credit Agreement)

LIST OF GUARANTORS AND GRANTORS

Guarantors	Grantors
Cheniere Energy, Inc.	Cheniere Energy, Inc.
Cheniere Midstream Holdings, Inc.	Cheniere Midstream Holdings, Inc.
Cheniere LNG Services, Inc.	Cheniere LNG Services, Inc.
Cheniere Pipeline Company	Cheniere Pipeline Company
Cheniere Pipeline GP Interests, LLC	Cheniere Pipeline Interests GP, LLC
Grand Cheniere Pipeline, LLC	Grand Cheniere Pipeline, LLC
Cheniere Southern Trail GP, Inc.	Cheniere Southern Trail GP, Inc.
Cheniere LNG, Inc.	Cheniere LNG, Inc.
Cheniere LNG Terminals, Inc.	Cheniere LNG Terminals, Inc.
Cheniere LNG Holdings, LLC	Cheniere LNG Holdings, LLC
Cheniere Energy Shared Services, Inc.	Cheniere Energy Shared Services, Inc.
Cheniere Creole Trail Pipeline, L.P.	Cheniere Creole Trail Pipeline, L.P.
Cheniere Corpus Christi Pipeline, L.P.	Cheniere Corpus Christi Pipeline, L.P.
Cheniere LNG O&M Services, LLC	Cheniere LNG O&M Services, LLC
Cheniere Energy Operating Co., Inc.	Cheniere Common Units Holding, LLC
Sabine Pass Tug Services, LLC	Cheniere Supply & Marketing, Inc.
Cheniere Southern Trail Pipeline, L.P.	Cheniere Marketing, LLC (formerly Cheniere Marketing, Inc.)
Cheniere Energy Partners GP, LLC
Cheniere Energy Operating Co., Inc.
Sabine Pass Tug Services, LLC
Cheniere Southern Trail Pipeline, L.P.
Corpus Christi LNG, LLC
Creole Trail LNG, L.P.
Cheniere LNG Services S.A.R.L.

Schedule 1B

(To Credit Agreement)

LIST OF LNG ENTITIES

Cheniere Energy, Inc.

Cheniere Energy Shared Services, Inc.

Cheniere LNG & O&M Services, LLC

Cheniere LNG, Inc.

Cheniere LNG Terminals, Inc.

Cheniere LNG Holdings, LLC

Cheniere Energy Partners GP, LLC

Cheniere Marketing, LLC (formerly Cheniere Marketing, Inc.)

Corpus Christi LNG, LLC

Creole Trail LNG, L.P.

Schedule 1C

(To Credit Agreement)

LIST OF NON-LNG ENTITIES

Cheniere Midstream Holdings, Inc.

Cheniere Energy Operating Co., Inc.

Cheniere Pipeline Company

Sabine Pass Tug Services, LLC

Cheniere Pipeline GP Interests, LLC

Cheniere Southern Trail GP, Inc.

Grand Cheniere Pipeline, LLC

Cheniere Southern Trail Pipeline, L.P.

Cheniere Creole Trail Pipeline, L.P.

Cheniere Corpus Christi Pipeline, L.P.

Cheniere LNG Services, Inc.

Cheniere Common Units Holding, LLC

Cheniere Supply & Marketing, Inc.

Cheniere LNG Services S.A.R.L.

Schedule 1

(To LNG Entities Guarantee and Collateral Agreement)

Part 1 Pledgors

Cheniere Energy, Inc.

Cheniere Energy Shared Services, Inc.

Cheniere LNG & O&M Services, LLC

Cheniere LNG, Inc.

Cheniere LNG Terminals, Inc.

Cheniere LNG Holdings, LLC

Part 2 Intercompany Loan Parties

Cheniere Energy, Inc.

Cheniere Energy Shared Services, Inc.

Cheniere LNG & O&M Services, LLC

Cheniere LNG, Inc.

Cheniere LNG Terminals, Inc.

Cheniere LNG Holdings, LLC

Cheniere Marketing, LLC (formerly Cheniere Marketing, Inc.)

Corpus Christi LNG, LLC

Creole Trail LNG, L.P.

Schedule 1

(To Non-LNG Entities Guarantee and Collateral Agreement)

Part 1. Pledgors

Cheniere Common Units Holding, LLC

Cheniere Midstream Holdings, Inc.

Cheniere Pipeline Company

Cheniere Pipeline GP Interests, LLC

Cheniere Southern Trail GP, Inc.

Grand Cheniere Pipeline, LLC

Cheniere Creole Trail Pipeline, L.P.

Cheniere Corpus Christi Pipeline, L.P.

Cheniere LNG Services, Inc.

Part 2. Intercompany Loan Parties

Cheniere Common Units Holding, LLC

Cheniere Midstream Holdings, Inc.

Cheniere Pipeline Company

Cheniere Pipeline GP Interests, LLC

Cheniere Southern Trail GP, Inc.

Grand Cheniere Pipeline, LLC

Cheniere Creole Trail Pipeline, L.P.

Cheniere Corpus Christi Pipeline, L.P.

Cheniere LNG Services, Inc.

Cheniere Supply & Marketing, Inc.

Cheniere Energy Operating Co., Inc.

Sabine Pass Tug Services, LLC

Cheniere Southern Trail Pipeline, L.P.

Cheniere LNG Services S.A.R.L.